Goodwill and Other Intangible Assets	6 Months Ended
Jun. 30, 2011
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS
For a discussion of accounting policies related to goodwill and other intangible assets, see Note 17 on pages 260–263 of JPMorgan Chase’s 2010 Annual Report.
Goodwill and other intangible assets consist of the following.

(in millions)	June 30, 2011	December 31, 2010
Goodwill	$48,882	$48,854
Mortgage servicing rights	12,243	13,649
Other intangible assets:
Purchased credit card relationships	$744	$897
Other credit card-related intangibles	558	593
Core deposit intangibles	734	879
Other intangibles	1,643	1,670
Total other intangible assets	$3,679	$4,039

Goodwill
The following table presents goodwill attributed to the business segments.

(in millions)	June 30, 2011	December 31, 2010
Investment Bank	$5,250	$5,278
Retail Financial Services	16,490	16,496
Card Services & Auto	14,581	14,522
Commercial Banking	2,864	2,866
Treasury & Securities Services	1,670	1,680
Asset Management	7,650	7,635
Corporate/Private Equity	377	377
Total goodwill	$48,882	$48,854

The following table presents changes in the carrying amount of goodwill.

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Balance at beginning of period(a)	$48,856	$48,359	$48,854	$48,357
Changes during the period from:
Business combinations	11	10	6	19
Dispositions	—	—	—	(19)
Other(b)	15	(49)	22	(37)
Balance at June 30(a)	$48,882	$48,320	$48,882	$48,320

(a)	Reflects gross goodwill balances as the Firm has not recognized any impairment losses to date.

(b)	Includes foreign currency translation adjustments and other tax-related adjustments.

Goodwill was not impaired at June 30, 2011, or December 31, 2010, nor was any goodwill written off due to impairment during the six month periods ended June 30, 2011 or 2010. During the six months ended June 30, 2011, the Firm reviewed current conditions and prior projections for all of its reporting units. In addition, the Firm updated the discounted cash flow valuations of its consumer lending businesses in RFS and Card Services & Auto (“Card”), as these businesses continue to have elevated risk for goodwill impairment due to their exposure to U.S. consumer credit risk and the effects of regulatory and legislative changes. As a result of these reviews, the Firm concluded that goodwill for these businesses and the Firm’s other reporting units was not impaired at June 30, 2011.
The Firm’s consumer lending businesses in RFS and Card remain at an elevated risk of goodwill impairment due to their exposure to U.S. consumer credit risk and the effects of economic, regulatory and legislative changes. The valuation of these businesses is particularly dependent upon economic conditions (including new unemployment claims and home prices), regulatory and legislative changes (for example, those related to residential mortgage servicing, foreclosure and loss mitigation activities, and those that may affect consumer credit card use), and the amount of equity capital required. The assumptions used in the discounted cash flow valuation models were determined using management’s best estimates. The cost of equity reflected the related risks and uncertainties, and was evaluated in comparison to relevant market peers. Deterioration in these assumptions could cause the estimated fair values of these reporting units and their associated goodwill to decline, which may result in a material impairment charge to earnings in a future period related to some portion of the associated goodwill.
Mortgage servicing rights
Mortgage servicing rights represent the fair value of expected future cash flows for performing servicing activities for others. The fair value considers estimated future fees and ancillary revenues, offset by estimated costs to service the loans. The fair value of mortgage servicing rights naturally declines over time as net servicing cash flows are received, effectively amortizing the MSR asset against contractual and ancillary fee income. For a further description of the MSR asset, interest rate risk management, and the valuation of MSRs, see Notes 17 on pages 260–263, respectively of JPMorgan Chase’s 2010 Annual Report and Note 3 on pages 102–114 of this Form 10-Q.
In the first half of 2011, the fair value of the MSR declined, primarily due to changes to inputs and assumptions in the MSR valuation model. During the first quarter of 2011, the Firm revised its cost to service assumption to reflect the estimated impact of higher servicing costs to enhance servicing processes, particularly loan modification and foreclosure procedures, including costs to comply with Consent Orders entered into with banking regulators, which resulted in a $1.1 billion decrease in the fair value of the MSR asset. The increase in the cost to service assumption contemplates significant and prolonged increases in staffing levels in the core and default servicing functions, and specifically considers the higher cost to service certain high-risk vintages. In addition, the MSR decreased in value due to a decline in interest rates (which tend to increase prepayments and therefore reduce the expected life of the net servicing cash flows that comprise the MSR asset). Other than the increased cost to service assumption and the decrease in interest rates, predominantly all of the changes in the fair value of the MSR asset resulted from the largely offsetting impacts of new capitalization and amortization.
The decrease in the fair value of the MSR results in a lower asset value that will amortize in future periods against contractual and ancillary fee income received in future periods. While there is expected to be higher levels of noninterest expense associated with higher servicing costs in those future periods, there will also be less MSR amortization, which will have the effect of increasing mortgage fees and related income. The amortization of the MSR is reflected in the tables below in the row “Other changes in fair value.”

The following table summarizes MSR activity for the three and six months ended June 30, 2011 and 2010.

	Three months ended June 30,		Six months ended June 30,
(in millions, except where otherwise noted)	2011	2010	2011	2010
Fair value at beginning of period	$13,093	$15,531	$13,649	$15,531
MSR activity
Originations of MSRs	562	533	1,319	1,222
Purchase of MSRs	29	—	30	14
Disposition of MSRs	—	(5)	—	(5)
Total net additions	591	528	1,349	1,231
Change in valuation due to inputs and assumptions(a)	(960)	(3,584)	(1,711)	(3,680)
Other changes in fair value(b)	(481)	(622)	(1,044)	(1,229)
Total change in fair value of MSRs(c)	(1,441)	(4,206)	(2,755)	(4,909)
Fair value at June 30(d)	$12,243	$11,853	$12,243	$11,853
Change in unrealized gains/(losses) included in income related to MSRs held at June 30	$(960)	$(3,584)	$(1,711)	$(3,680)
Contractual service fees, late fees and other ancillary fees included in income	$983	$1,148	$2,008	$2,280
Third-party mortgage loans serviced at June 30 (in billions)	$949	$1,064	$949	$1,064
Servicer advances, net at June 30 (in billions)(e)	$10.9	$9.3	$10.9	$9.3

(a)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the valuation model.

(b)	Includes changes in MSR value due to modeled servicing portfolio runoff (i.e., amortization or time decay).

(c)
Includes changes related to commercial real estate of $(2) million and $(2) million for the three months ended June 30, 2011 and 2010, respectively, and $(4) million and $(4) million for the six months ended June 30, 2011 and 2010, respectively.

(d)	Includes $36 million and $37 million related to commercial real estate at June 30, 2011 and 2010, respectively.

(e)
Represents amounts the Firm pays as the servicer (e.g., scheduled principal and interest to a trust, taxes and insurance), which will generally be reimbursed within a short period of time after the advance from future cash flows from the trust or the underlying loans. The Firm’s credit risk associated with these advances is minimal because reimbursement of the advances is senior to all cash payments to investors. In addition, the Firm maintains the right to stop payment if the collateral is insufficient to cover the advance.

The following table presents the components of mortgage fees and related income (including the impact of MSR risk management activities) for the three and six months ended June 30, 2011 and 2010.

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
RFS mortgage fees and related income
Net production revenue:
Production revenue	$767	$676	$1,446	$1,109
Repurchase losses	(223)	(667)	(643)	(1,099)
Net production revenue	544	9	803	10
Net mortgage servicing revenue
Operating revenue:
Loan servicing revenue	1,011	1,186	2,063	2,293
Other changes in MSR asset fair value(a)	(478)	(620)	(1,041)	(1,225)
Total operating revenue	533	566	1,022	1,068
Risk management:
Changes in MSR asset fair value due to inputs or assumptions in model(b)	(960)	(3,584)	(1,711)	(3,680)
Derivative valuation adjustments and other	983	3,895	497	4,143
Total risk management	23	311	(1,214)	463
Total RFS net mortgage servicing revenue	556	877	(192)	1,531
All other	3	2	5	5
Mortgage fees and related income	$1,103	$888	$616	$1,546

(a)	Includes changes in the MSR value due to modeled servicing portfolio runoff (i.e., amortization or time decay).

(b)	Represents MSR asset fair value adjustments due to changes in inputs, such as interest rates and volatility, as well as updates to assumptions used in the MSR valuation model.

The table below outlines the key economic assumptions used to determine the fair value of the Firm’s MSRs at June 30, 2011, and December 31, 2010; and it outlines the sensitivities of those fair values to immediate adverse changes in those assumptions, as defined below.

(in millions, except rates)	June 30, 2011	December 31, 2010
Weighted-average prepayment speed assumption (“CPR”)	10.63%	11.29%
Impact on fair value of 10% adverse change	$(775)	$(809)
Impact on fair value of 20% adverse change	(1,500)	(1,568)
Weighted-average option adjusted spread	3.85%	3.94%
Impact on fair value of 100 basis points adverse change	$(587)	$(578)
Impact on fair value of 200 basis points adverse change	(1,125)	(1,109)
CPR: Constant prepayment rate.
The sensitivity analysis in the preceding table is hypothetical and should be used with caution. Changes in fair value based on variation in assumptions generally cannot be easily extrapolated, because the relationship of the change in the assumptions to the change in fair value may not be linear. Also, in this table, the effect that a change in a particular assumption may have on the fair value is calculated without changing any other assumption. In reality, changes in one factor may result in changes in another, which might magnify or counteract the sensitivities.
Other intangible assets
The $360 million decrease in other intangible assets during the six months ended June 30, 2011, was predominantly due to $429 million in amortization.
The components of credit card relationships, core deposits and other intangible assets were as follows.

	June 30, 2011			December 31, 2010
	Gross amount(a)	Accumulated amortization(a)	Net carrying value	Gross amount	Accumulated amortization	Net carrying value
(in millions)
Purchased credit card relationships	$3,830	$3,086	$744	$5,789	$4,892	$897
Other credit card-related intangibles	861	303	558	907	314	593
Core deposit intangibles	4,132	3,398	734	4,280	3,401	879
Other intangibles	2,498	855	1,643	2,515	845	1,670

(a)	The decrease in the gross amount and accumulated amortization from December 31, 2010, was due to the removal of fully amortized assets.
Intangible assets of approximately $600 million consisting primarily of asset management advisory contracts, were determined to have an indefinite life and are not amortized.

Amortization expense
The following table presents amortization expense related to credit card relationships, core deposits and other intangible assets.

	Three months ended June 30,		Six months ended June 30,
(in millions)	2011	2010	2011	2010
Purchased credit card relationships	$77	$97	$157	$194
All other intangibles:
Other credit card-related intangibles	27	26	53	52
Core deposit intangibles	72	83	144	166
Other intangibles	36	29	75	66
Total amortization expense	$212	$235	$429	$478

Future amortization expense
The following table presents estimated future amortization expense related to credit card relationships, core deposits and other intangible assets.

For the year: (in millions)	Purchased credit card relationships	Other credit card-related intangibles	Core deposit intangibles	Other intangibles	Total
2011(a)	$294	$107	$284	$143	$828
2012	254	110	240	137	741
2013	213	107	195	130	645
2014	110	105	100	114	429
2015	24	98	25	96	243

(a)
Includes $157 million, $53 million, $144 million, and $75 million of amortization expense related to purchased credit card relationships, other credit card-related intangibles, core deposit intangibles and other intangibles, respectively, recognized during the six months ended June 30, 2011.